Exhibit 99.1

949 South Coast Drive, Third Floor

Costa Mesa, CA 92626

FOR IMMEDIATE RELEASE	Member FDIC
For more information contact:	Equal Housing Lender
Nancy Gray, EVP & CFO, 714-438-2500	Barbara Palermo, EVP, 714-438-2500

PACIFIC MERCANTILE BANK TO EXIT THE WHOLESALE MORTGAGE BANKING BUSINESS

IN ORDER TO CONCENTRATE ITS CAPITAL AND OTHER RESOURCES ON

EXPANDING ITS SUCCESSFUL COMMERCIAL BANKING BUSINESS

COSTA MESA, CA., June 27, 2005 (BUSINESS WIRE). Pacific Mercantile Bancorp (NASDAQ: PMBC), today announced that the Board of Directors and management had decided that Pacific Mercantile Bank, its wholly-owned banking subsidiary, would exit the wholesale mortgage banking business in order to concentrate its capital and other resources on expanding its successful commercial banking business. The Bank is actively recruiting, and has already hired four new commercial loan officers, with several more slated to come on board in July, to further the commercial loan expansion for the Bank.

The decision to exit the wholesale mortgage banking business and direct the Bank’s capital and other resources to its successful commercial banking business was based on a number of factors and considerations. Those include the steady growth achieved in, and the opportunities to further expand, the Bank’s commercial lending business as well as its growing deposit relationships; increases in the costs of operations of the wholesale mortgage banking business and, therefore, the prospect that, by exiting that business, we will be able to improve the efficiency of our operations; an anticipated increase in the variability of the period-to-period operating results of the wholesale mortgage banking business, which would make it more difficult to achieve consistency and predictability in our result of operations; and the amount of capital that would be required to grow and improve the profitability of the wholesale mortgage banking business, particularly in the face of the changing interest rate and market environment.

The wholesale mortgage loan division will officially close on or about September 30, 2005. The closure process, however, will commence immediately. Effective Monday, June 27, 2005, no new wholesale residential mortgage loans will be accepted from account executives or brokers. All wholesale residential mortgage loans already submitted, however, will be processed in the ordinary course of business. A small group of employees will be retained for purposes of winding down the operations of the wholesale mortgage banking division. However, the Bank, as an integral part of its commercial banking business, will continue to make mortgage loans to its customers. These loans, however, will comprise part of the Bank’s permanent commercial loan portfolio and will not be sold into the secondary market as was the practice in the case of mortgage loans originated by the Bank’s wholesale mortgage loan division.

(more)

Raymond E. Dellerba, President and CEO, said, “The wholesale mortgage division was good for us in the early years of the Bank when there was a decline in the commercial interest rates and a slowing in the economy that led to declines in commercial loan demand. Now, however, we are seeing a steady growth in our commercial loan business and we wish to deploy our capital and other resources into our successful core business, commercial banking, and the continued growth of our commercial banking franchise.”

About Pacific Mercantile Bancorp and Pacific Mercantile Bank

Pacific Mercantile Bancorp is the parent holding company of Pacific Mercantile Bank, which opened for business March 1, 1999, and of PMB Securities Corp., which commenced operations in September 2002.

The Bank, which is an FDIC insured, California state-chartered bank and a member of the Federal Reserve System, provides a wide range of commercial banking services to businesses, business professionals and individual clients through its “click-to-mortar” combination of traditional banking financial centers and comprehensive, sophisticated electronic banking services.

The Bank operates four Orange County financial centers located in Newport Beach, Costa Mesa, La Habra and San Clemente, two Los Angeles County financial centers located in Beverly Hills and Long Beach, and one San Diego County financial center located in La Jolla. Our newest, eighth full service commercial financial center opened for business on June 15, 2005, in the Inland Empire, at 3257 E. Guasti Road, Suite 110, in Ontario, California. The Ontario financial center is conveniently located in the heart of the Inland Empire financial district, at the 10 Freeway and Haven Avenue, close to the Ontario Airport. In addition to the Bank’s physical locations, it offers comprehensive banking services over its Internet Bank, which is accessible 24/7 worldwide at www.pmbank.com.

PMB Securities Corp, an SEC registered securities broker-dealer and member of the National Association of Securities Dealers, Inc. (NASD), is engaged in the retail securities brokerage business. The brokerage accounts are cleared through National Financial Services, LLC, and are SIPC insured. PMB Securities Corp is located at 450 Newport Center Drive, Suite 110, Newport Beach, next to the Bank’s original location.

Forward-Looking Statements

Statements in the news release that are not historical facts or which refer to the Company’s expectations or beliefs about trends in its business or about its future financial performance constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements contained in this news release are based on current information and our business is subject to a number of risks and uncertainties that could cause our actual results in the future to differ significantly from those expected at this time. These risks and uncertainties relate to such matters as, but are not limited to:

•	Possible increases in competition from other financial institutions, which could prevent us from increasing our loan volume or require us to reduce the interest rates we are able to charge on the loans we make or to increase the interest rates we offer in order to attract or retain deposits, any of which could cause our net interest income and our earnings to decline.

•	Adverse changes in local or national economic conditions, which could lead to a decline in loan volume or an increase in loan delinquencies that would lead to declines in our net interest income and in our net income.

(more)

•	Adverse changes in Federal Reserve Board monetary policies, which could result in reductions in net interest margins, or in loan demand, and, therefore, could adversely affect our operating results.

•	The possible adverse impact on our operating results if we are unable to manage our growth or achieve profitability at new office locations, or if we are unable to successfully enter new markets or introduce new financial products or services.

•	The risk of a significant decline in real property values in Southern California, which could result in a deterioration in the performance of our commercial loan portfolio, because a substantial portion of our commercial loans are secured by real property. As a result, this could require us to increase the provisions we must make for potential loan losses and lead to increases in loan write-offs, which would reduce our earnings and could adversely affect our financial condition.

•	The risk that natural disasters, such as earthquakes or fires, which are not uncommon in Southern California could adversely affect our operating results.

•	Our dependence on certain key officers for our future success, the loss of any of which could adversely affect our operating resulting.

•	Increased government regulation which could increase the costs of our operations.

•	The risk that our decision to concentrate our capital and other resources on our commercial banking business by, among other things, exiting the mortgage banking business, will not turn out to be successful, in terms of the objectives underlying that decision, including growing our commercial banking business and increasing the efficiency of our operations.

Certain of these, as well as other, risk factors and uncertainties are discussed in greater detail in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission.

Readers of this news release are urged to read the discussion of those risks and uncertainties that are contained in that Annual Report and are cautioned not to place undue reliance on the forward-looking statements in this news release, which speak only as of this date. The Company also disclaims any obligation to update forward-looking statements whether as a result of new information, future events or otherwise.

(end)